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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MAY 16, 2007

             (Exact name of registrant as specified in its charter)

            DELAWARE                  000-31617               33-0595156
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(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)

6611 DUMBARTON CIRCLE, FREMONT, CALIFORNIA                      94555
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 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (510) 505-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 16, 2007, Ciphergen Biosystems, Inc. issued a press release announcing financial results for the three months ended March 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS.

   EXHIBIT
   NUMBER                             DESCRIPTION
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         99.1   Financial Results Press Release Issued by Ciphergen Biosystems,
                Inc. on May 16, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CIPHERGEN BIOSYSTEMS, INC.


Date: May 16, 2007                 /s/ Debra A. Young
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                                   Debra A. Young
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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